UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 15, 2016, Orexigen Therapeutics, Inc. (the “Company” or “Orexigen”) announced that it entered into a Separation Agreement (the “Separation Agreement”) with Takeda Pharmaceutical Company Limited (“Takeda”) which terminates the Amended and Restated Collaboration Agreement between the Company and Takeda, dated July 31, 2015 (the “Collaboration Agreement”), and the Manufacturing Services Agreement between the Company and Takeda, dated September 2, 2014 (the “Manufacturing Agreement”), effective automatically upon the end of a transition period, which will be the earlier of (i) the date that is 180 days after the closing of the transactions contemplated by the Separation Agreement, (ii) September 30, 2016, (iii) the date of first commercial sale of Contrave® by the Company in the United States or (iv) the effective date of the Company’s notice to Takeda that it is terminating the transition period under the Separation Agreement. The Company hosted a conference call on March 15, 2016 at 8:30 a.m., Eastern Time, to discuss this announcement.

A transcript of the above-referenced conference call is attached as Exhibit 99.1 to this report and is incorporated in this Item 7.01 by reference. A replay of the webcast of the conference call will be available on Orexigen’s website at www.orexigen.com for approximately 14 days.

The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this report.

* * *

By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information in this report. The information contained in this report is intended to be considered in the context of the Company’s filings with the SEC and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Orexigen cautions you that statements included in this report, including Exhibit 99.1, that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include statements regarding: the potential for greater profitability and shareholder value through the sole ownership of U.S. rights to commercialize Contrave in the United States; the potential success of marketing and commercialization of Contrave in the United States; the potential for Contrave and Mysimba to achieve commercial success globally; the potential for Orexigen to enter into successful partnership arrangements for Contrave/Mysimba in additional territories outside the United States; the potential growth of the anti-obesity market through 2018 and the potential growth of Orexigen’s share of such market through 2018; the potential improvement in profitability per Contrave prescription by 2018; the potential for the Company to be profitable by 2019; the potential for Orexigen to achieve commercial success for Contrave in the United States without a partner; the potential for Contrave to achieve the prescription and profitability models in 2017 and 2018; the sales force capacity for Contrave; the Company’s strategic plans and initiatives; and the potential to maintain and strengthen the intellectual property protection for Contrave/Mysimba globally. The inclusion of forward-looking statements should not be regarded as a representation by Orexigen that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risk and uncertainties inherent in the Orexigen business, including, without limitation the potential that the marketing and commercialization of Contrave/Mysimba will not be successful, particularly, with respect to Contrave, in the U.S. following the transition from Takeda; the Company’s ability to obtain partnerships and marketing authorization globally; additional analysis of the interim results or the final data from the terminated Light Study, including safety-related data, and the additional CVOT may produce negative or inconclusive results, or may be inconsistent with the conclusion that the interim analysis was successful, the Company’s ability to adequately inform consumers about Contrave the Company’s ability to successfully commercialize Contrave with a specialty sales force in the United States; the therapeutic and commercial value of Contrave/Mysimba; competition in the global obesity market, particularly from existing therapies; the Company’s failure to successfully acquire, develop and market additional product candidates or approved products; the estimates of the capacity of manufacturing and the Company’s ability to secure additional manufacturing capabilities; the Company’s ability to obtain and maintain global intellectual property protection for Contrave and Mysimba; legal or regulatory proceedings against

Orexigen, as well as potential reputational harm, as a result of misleading public claims about Orexigen; our ability to maintain sufficient capital to fund our operations for the foreseeable future; the potential for a Delaware county to determine that one or more of the patents are not value or that Actavis’ proposed generic product is not infringing each of the patents at issue; and other risks described in Orexigen’s filings with the Securities and Exchange Commission (“SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. Further information regarding these and other risks is included under the heading “Risk Factors” in Orexigen’s Quarterly Report on Form 10-K filed with the SEC February 26, 2016 and its other reports, which are available from the SEC’s website (www.sec.gov) and on Orexigen’s website (www.orexigen.com) under the heading “Investor Relations.” All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Conference Call Transcript, dated March 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: March 15, 2016	By:	/s/ Michael Narachi
	Name:	Michael Narachi
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Conference Call Transcript, dated March 15, 2016